UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.1)

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YUHE INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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YUHE INTERNATIONAL, INC.

Notice of Annual Meeting of Stockholders
To Be Held On December 15, 2010

The Annual Meeting of Stockholders of Yuhe International, Inc., the “Company”, will be held on December 15, 2010 (Wednesday) at 10:00 am local time at Dong Ming Hotel, No 361, Dong Fang Rd, Jingjikaifa District, Weifang City, Shandong Province, P.R.C. (ZIP: 261101), for the following purposes, as more fully described in the accompanying proxy statement:

1.  To elect five directors to hold office until the 2011 Annual Meeting of Stockholders or until their respective successors are elected and qualified.

2.  To ratify and approve the appointment of Child, Van Wagoner & Bradshaw, PLLC or such other auditors as the Board of Directors deems fit as the Company’s independent auditors for the fiscal year ending December 31, 2010.

3.  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on October 29, 2010 will be entitled to notice of, and to vote at, such meeting or any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gao Zhentao
Gao Zhentao
Chairman
Shandong, People's Republic of China
November 2, 2010

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

B-1

YUHE INTERNATIONAL, INC.

301 Hailong Street
Hanting District, Weifang, Shandong Province
The People’s Republic of China
Tel:  (86) 536 736 3688

PROXY STATEMENT

2010 ANNUAL MEETING OF STOCKHOLDERS

Yuhe International, Inc., the “Company”, is furnishing this proxy statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on December 15, 2010 (Wednesday) at 10:00 am local time at Dong Ming Hotel, No 361, Dong Fang Rd, Jingjikaifa District, Weifang City, Shandong Province, P.R.C. (ZIP: 261101), and at any adjournments thereof, the “Annual Meeting”. These materials will be mailed to stockholders on or about November 1, 2010.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on December 15, 2010 — the Company’s Annual Report on Form 10-K, as amended by amendment No.1 on Form 10-K/A, and this Proxy Statement are available atwww.shareholdermaterial.com/yuhe.

Only holders of the Company’s common stock as of the close of business on October 29, 2010, the “Record Date”, are entitled to vote at the Annual Meeting. Stockholders who hold shares of the Company in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of the Record Date, there were 19,709,563 shares of common stock outstanding.

A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.

Each stockholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such stockholder on the Record Date. Stockholders do not have cumulative voting rights. Stockholders may vote their shares by using the proxy card enclosed with this proxy statement. All proxy cards received by the Company, which are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted for (i) the nominees to the Board of Directors listed on the proxy card and in this proxy statement and (ii) the ratification and approval of the appointment of Child, Van Wagoner & Bradshaw, PLLC or such other auditors as the Board of Directors deems fit as the Company’s independent auditors for the fiscal year ending December 31, 2010. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this proxy statement and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

Under Nevada law and the Company’s Articles of Incorporation and Bylaws, if a quorum exists at the meeting, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if stockholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

A stockholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to Mr. Gang Hu, the Chief Financial Officer of the Company, at 301 Hailong Street Hanting District, Weifang, Shandong Province, The People’s Republic of China, or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the stockholder actually votes in person at the meeting.

The proxy card accompanying this proxy statement is solicited by the Board of Directors of the Company. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company, if requested, will also pay brokers, banks and other fiduciaries who hold shares of Common Stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

BOARD OF DIRECTORS

The name, age and year in which the term expires of each member of the Board of Directors of the Company is set forth below:

Name	Age	Position	Term Expires on the Annual Meeting held in the Year
Gao Zhentao	49	Chairman of the Board of Directors of the Company	2010
Peter Li	46	Director	2010
Liu Yaojun	34	Director	2010
Greg Huett	48	Director	2010
Han Chengxiang	49	Director	2010

At the Annual Meeting, the stockholders will vote on the election of Gao Zhentao, Peter Li, Liu Yaojun, Greg Huett and Han Chengxiang as directors to serve for a one-year term until the annual meeting of stockholders in 2011 or until their respective successors are elected and qualified. All directors will hold office until the annual meeting of stockholders at which their terms expire and the election and qualification of their successors.

NOMINEES

The following individuals have been nominated for election to the Board of Directors:

Mr. Gao Zhentao has been the Company’s Chief Executive Officer and Chairman of its Board of Directors since March 12, 2008. Prior to joining the Company, Mr. Gao served as the Chief Executive Officer and Chairman of the Board of Directors of Weifang Yuhe Poultry Co., Ltd., or PRC Yuhe, from 1996 to 2008. He was one of the co-founders of PRC Yuhe, and Weifang Taihong Feed Co. Ltd., or Taihong. Mr. Gao is a member of the Agricultural Work Committee of the Weifang City People’s Congress and a member of the Standing Committee of the Hanting District People’s Congress. Mr. Gao has also served as the vice-chairman of the Shandong Province Farming Association since 2006, and as vice-chairman of the Poultry Subcommittee of the National Farming Association of China since 2007. Mr. Gao is the controlling shareholder, legal representative and executive director of Shandong Yuhe Food Group Co., Ltd., or Yuhe Group, and holds 80% of Yuhe Group’s shares. Mr. Gao received a bachelor’s degree from Beijing Humanities College. For the following reasons, the Board of Directors concluded that Mr. Gao should serve as our director. Mr. Gao brings with him substantial business management experience and an extensive network in the broiler production industry in Shandong Province. Mr. Gao’s business management experience and network give him insight and perspective into how the board should function and enable him to be an effective board member. These skills and experiences are extremely valuable to our Board of Directors.

Mr. Peter Li has been a Director of the Company since June 13, 2008 and serves as chair of the Audit Committee and member of the Compensation and Nominating Committees of the Company. Mr. Li is currently a Senior Advisor with Yucheng Technologies Limited, a NASDAQ-listed leading IT services provider to the Chinese banking industry based in Beijing, the PRC. Between 2004 and 2008, he served as the Chief Financial Officer of Yucheng Technologies Limited. Prior to 2004, Mr. Li served as financial controller to several other companies, including a multi-national computer manufacturing company, an investment holding company and a NASDAQ and Toronto listed company. Mr. Li received a bachelor’s degree in art from Beijing Foreign Studies University and a master degree in education from University of Toronto. Mr. Li is a Certified General Accountant in Canada. For the following reasons, the Board of Directors concluded that Mr. Li should serve as our director. Mr. Li has substantial accounting and financial management expertise and has demonstrated success in his business and leadership skills as a senior advisor with a NASDAQ-listed company. His business experience gained through his work background makes Mr. Li a valuable member of our board of directors.

Mr. Liu Yaojun has been a Director of the Company since June 13, 2008 and serves as chair of the Compensation Committee and member of the Nominating and Audit Committees of the Company. Mr. Liu is currently a partner at Global Law Office, a law firm based in Beijing, the PRC. Between 2003 and 2006, Mr. Liu served as an attorney at Jingtian Gongcheng Law Firm, a law firm based in Beijing, the PRC. Mr. Liu received a master of economic law from Renmin University of China in 2001 and a master of commercial law from University of Sheffield in 2003. Mr. Liu has been a PRC qualified practicing lawyer since 1998. For the following reasons, the Board of Directors concluded that Mr. Liu should serve as our director. Mr. Liu brings to the Company with his extensive practice experiences in the legal industry in China. In addition, he has demonstrated his professional skills by serving as a partner of a leading PRC law firm. These experiences are valuable to our Board of Directors.

Mr. Greg Huett has been a Director of the Company since June 13, 2008 and serves as chair of the Nominating Committee and member of the Audit and Compensation Committees of the Company. Mr. Huett is currently the Chief Executive Officer of Great Creations LLC, a consumer packaged goods company. From 1981 to 2007, Mr. Huett worked at Tyson Foods, where he last served as the Group Vice President of Tyson’s International division. Mr. Huett received a bachelor’s degree in agriculture business from Arkansas Tech University. The Board of Directors concluded that Mr. Huett brings to the Company his significant experiences in our industry from a developed market, which are valuable to our Board of Directors.

Mr. Han Chengxiang has been a Director of the Company since June 13, 2008 and serves as a member of the Nominating Committee of the Company. Mr. Han is currently the Chief Production Officer of the Company. Prior to joining the Company, Mr. Han served as the Chief Production Officer of PRC Yuhe from 1998 to 2008. Mr. Han received an associate bachelor’s degree from Shandong Normal University. The Board of Directors concluded that Mr. Han’s extensive work experiences in our industry and familiarity with our Company make him a valuable member of our Board of Directors.

Other than as noted above, there are no family relationships among any of the Company’s directors or executive officers.

DIRECTOR NOMINATION

Criteria for Board Membership.  In recommending candidates for appointment or re-election to the Board, the Nominating Committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors. It seeks to ensure that at least three directors are independent under the rules of the Nasdaq Stock Market, that members of the Company’s Audit Committee meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market, and at least one member of the Board qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. Nominees for director are recommended on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties.

Stockholder Nominees. The Nominating Committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Nominating Committee, c/o Mr. Gang Hu, the Chief Financial Officer of the Company, and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Stockholder Proposals for 2011 Annual Meeting” below.

Process for Identifying and Evaluating Nominees. The Nominating Committee believes the Company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Nominating Committee will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the Nominating Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the company and, if the Nominating Committee deems appropriate, a third-party search firm. The Nominating Committee will evaluate each candidate's qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the Nominating Committee. Candidates meriting serious consideration will meet with all members of the Board. Based on this input, the Nominating Committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate.

The Company has never received a proposal from a stockholder to nominate a director. Although the Nominating Committee has not adopted a formal policy with respect to stockholder nominees, the committee expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

Board Nominees for the 2010 Annual Meeting.

            Mr. Gao Zhentao, Mr. Peter Li, Mr. Liu Yaojun, Mr. Greg Huett and Mr. Han Chengxiang are current directors standing for re-election. They were recommended for nomination by the Nominating Committee, and approved by the Board of Directors then in office.

DIRECTOR COMPENSATION

On June 13, 2008, by an unanimous written consent in lieu of meeting of the Board, the Board approved the granting of options to each of Mr. Peter Li, Mr. Liu Yaojun and Mr. Greg Huett, as share-based compensation for its independent directors.  The Company issued to each of the three independent directors options to purchase 77,717 shares of the Company’s stock at the exercise price of $3.708 per share. The options shall vest with respect to 33.3% of the total number of shares purchasable, respectively, upon exercise thereof for each of the subsequent three years after the grant date, and shall cease to vest if an independent director ceases to be a director of the Company for any reason.  In addition, each of Messrs. Peter Li and Liu Yaojun also received an annual compensation of $30,000, respectively, and Mr. Greg Huett received an annual compensation of $50,000.

Other than as disclosed in the section entitled “Executive Compensation” below, Mr. Gao Zhentao and Mr. Han Chengxiang received no additional compensation for being directors.

BOARD MEETINGS AND COMMITTEES

The Company’s Board of Directors met at least twice physically or by conference calls during fiscal 2009. Each of the audit committee, the compensation committee and the nominating/corporate governance committee met at least twice physically or by conference calls during fiscal 2009. Each member of the Board attended all of the aggregate of (i) the total number of Board meetings held during the period of such member’s service and (ii) the total number of meetings of Committees on which such member served, during the period of such member’s service.

The Board has determined that the following nominated directors are “independent” under current Nasdaq rules: Peter Li, Liu Yaojun and Greg Huett.

The Board of Directors has standing Audit, Compensation and Nominating Committees.

The Company’s Audit Committee Charter, Nominating Committee Charter and Compensation Committee Charter are available on the Company’s website at http://www.yuhepoultry.com.

Audit Committee. The Audit Committee currently consists of Peter Li, Liu Yaojun, and Greg Huett. The Board has determined that all members of the Audit Committee are independent directors under the rules of the Nasdaq Stock Market and each of them is able to read and understand fundamental financial statements. The Board has determined that Mr. Peter Li qualifies as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing the compensation of the independent accountants to conduct the annual audit of the Company’s accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to the Company by its independent accountants. The Audit Committee operates under a written charter filed at http://www.yuhepoultry.com  ..

Compensation Committee. The Compensation Committee currently consists of Liu Yaojun, Peter Li and Greg Huett. The Board has determined that all members of the Compensation Committee are independent directors under the rules of the Nasdaq Stock Market. The Company’s Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for the Company’s officers and key employees.

Nominating Committee. The Nominating Committee currently consists of Greg Huett, Liu Yaojun, Peter Li and Han Chengxiang. Each of Greg Huett, Liu Yaojun and Peter Li has been determined by the Board to be an independent director under the rules of the Nasdaq Stock Market. The Nominating Committee’s responsibilities include recommending to the Board of Directors nominees for possible election to the Board of Directors and providing oversight with respect to corporate governance. The Nominating Committee operates under a written charter filed at http://www.yuhepoultry.com  ..

Board Leadership Structure and Role in Risk Oversight. The Board of Directors does not have a formal policy on whether the roles of the Chief Executive Officer and the Chairman of the Board of Directors should be separate. However, the Company has historically had Mr. Gao Zhentao serve in those positions. The Board of Directors believes that, given the history and size of the Company’s business operations, the Company and its stockholders are best served by the positions of Chairman of the Board of Directors and Chief Executive Officer being filled by Mr. Gao Zhentao. As a founder of the Company’s business operations in China, Mr. Gao Zhentao is most familiar with the Company’s business and industry. He is uniquely situated to identity strategic priorities and to lead the Board of Directors in discussions regarding strategy and business planning and operations. The Board believes that Mr. Gao Zhentao’s role as both the Chief Executive Officer and the Chairman of the Board of Directors allows for a unified leadership and direction for the Board of Directors and the Company’s executive management team. The Company does not have a lead independent director.  The Company, in consideration of the size of the Board and the presence of three independent directors who constitute the majority of the Board, believes that it is not necessary to appoint a lead independent director. The Board of Directors recognizes that depending on future circumstances, other leadership models may become more appropriate. Accordingly, the Board of Directors will continue to periodically review its leadership structure.

The Company’s management is responsible for the day-to-day management of risks faced by the Company, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors seeks to ensure that the risk management processes designed and implemented by management are adequate. The Board of Directors and the Audit Committee meet physically or by conference calls regularly each year to discuss the Company’s risks with management and reviews the Company’s financial situations in those discussions. While the Board of Directors is ultimately responsible for risk oversight, the Company’s Audit Committee assists the Board of Directors in overseeing risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, and periodically reviews with management the adequacy and effectiveness of the Company’s policies for assessing and managing risk. The Compensation Committee considers risks associated with the Company’s compensation policies and practices, management development and retention, and the Nominating Committee considers risks relating to corporate governance matters.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

For the twelve months ended December 31, 2009, none of the Company’s executive officers had a relationship that would constitute an interlocking relationship with executive officers or directors of another entity or insider participation in compensation decisions.

COMMUNICATIONS WITH DIRECTORS

Stockholders interested in communicating directly with the Company’s Directors may send an e-mail to Mr. Peter Li at peterli@hollysys.com. Mr. Li will review all such correspondence and will regularly forward to the Board of Directors copies of all such correspondence that deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review all of the correspondence received that is addressed to members of the Board of Directors and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

The Company has a policy of encouraging all directors to attend the annual stockholder meetings. This will be the second Annual Meeting since the Company's current management took over the Company in 2008.

CODE OF CONDUCT AND ETHICS

The Company has adopted a code of conduct and ethics that applies to all directors, officers and employees, including its principal executive officer, principal financial officer and controller. This code of conduct and ethics was filed as Exhibit 14.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed with the Securities and Exchange Commission on March 31, 2009.

SECURITY OWNERSHIP OF DIRECTORS AND
OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of October 29, 2010 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors and executive officers, and (iii) all executive officers and directors as a group. The address of each person is c/o Yuhe International, Inc., 301 Hailong Street Hanting District, Weifang, Shandong Province, the People’s Republic of China. Percentage ownership is based upon 19,709,563 shares outstanding as of October 29, 2010.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
Greater than 5% Shareholders
Gao Zhentao [1]	7,222,290	36.6%

Directors and Executive Officers

Gao Zhentao [1]	7,222,290	36.6%

Han Chengxiang [1]	0	*	%

Hu Gang [1]	0	*	%

Peter Li [1]	0	*	%

Liu Yaojun [1]	0	*	%

Greg Huett [1]	0	*	%

Jiang Yingjun [1]	0	*	%

All Executive Officers and Directors as a group	0	*	%

*	Less than 1%

(1)	Address is c/o Weifang Yuhe Poultry Co. Ltd., 301 Hailong Street, Hanting District, Weifang, Shandong Province, the People’s Republic of China.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Security Interest in Personal Real Estate. On November 9, 2006, PRC Yuhe borrowed $292,517 from Wei Fang Han Ting Rural Credit Cooperatives Union, which was secured by a mortgage on the personal residence of Gao Zhentao, the Company’s chief executive officer. There is currently a principal balance of $292,517 outstanding on the loan, which accrues interest at the rate of 0.63% per month. Accrued interest on the loan is payable on a monthly basis, and all outstanding principal and interest will become due and payable on November 26, 2011.

Salary paid by the Group. Since PRC Yuhe’s inception, the salary of the Company’s chief executive officer, Gao Zhentao, was paid by Shandong Yuhe Food Group Co., Ltd., “Yuhe Group”, a PRC company based in Weifang, Shandong Province that is controlled by the Company’s chief executive officer and his brother, Gao Zhenbo. In 2007 this salary totaled $8,000. In 2008 and 2009, this salary remained at the same level.

Mr. Gao is the controlling shareholder, legal representative and executive director of Shandong Yuhe Food Group Co., Ltd., "Yuhe Group", holding 80% of its shares. Mr. Gao does not have any affiliation or relationship with any of the Company’s competitors, suppliers, customers, distributors and similar companies, including without limitation, Hefeng Green Agriculture Co., Ltd., Shandong Yuhe New Agriculture Academy of Sciences, and Weifang Hexing Breeding Co., Ltd.

In previous years when the Company needed working capital, it received advances from time to time from related companies and related companies also paid some expenses on the Company’s behalf. The Company provided advances to and paid some expenses for other related parties when they needed working capital. The related parties serve as a source of temporary financing for each other in order to save on significant interest expenses.

The amounts due from related parties are an accumulation of some trade transactions and advances to related companies for working capital purposes. There are no agreements signed between the related companies and no fixed repayment dates, although the lenders have the right to demand repayment in full at anytime.

Related Party	Terms	Yuhe International, Inc. Balance as at December 31, 2009	PRC Yuhe Balance as at December 31, 2008

Loans to Companies in which Former Owner of PRC Yuhe Served as a Director

Hexing Green Agriculture Co., Ltd, a company in which Mr. Gao Zhentao served as a director
The first oral loan agreement between PRC Yuhe as lender and Hexing Green Agriculture Co., Ltd. as borrower was made on or about September 30, 2005. Since then, there have been a number of borrowings and repayments under identical terms between these parties.

	Unsecured, interest free loans, have no fixed repayment date. For working capital purposes. The management expects to receive the loan balance on demand in December 2009.

	Remedies available to the creditor are prescribed pursuant to the laws of the PRC.	$-	$75.754

Shandong Yuhe Food Group Co., Ltd., a company in which Mr. Gao Zhentao served as a director
The first oral loan agreement between PRC Yuhe and Taihong as lenders and Shandong Yuhe Food Group Co., Ltd. as borrower was made before January 1, 2005. Since then, there have been a number of borrowings and repayments under identical terms among these parties.

	Unsecured, interest free loans, have no fixed repayment date. For working capital purposes. The management expects to receive the loan balance on demand in December 2009.	$-	$3,580,553

	Remedies available to the creditor are prescribed pursuant to the laws of the PRC.

Shandong Yuhe New Agriculture Academy of Sciences, a company in which Mr. Gao Zhentao served as a director
The first oral loan agreement between PRC Yuhe as lender and Shandong Yuhe New Agriculture Academy of Sciences as borrower was made before January 1, 2005. Since then, there have been a number of borrowings and repayments under identical terms between these parties.

	Unsecured, interest free loans, have no fixed repayment date. For working capital purposes. The management expects to receive the loan balance on demand in December 2009.	$-	$50,257

	Remedies available to the creditor are prescribed pursuant to the laws of the PRC.

Weifang Jiaweike Food Co., Ltd., a company in which Mr. Gao Zhentao served as a director
The first oral loan agreement between Taihong as lender and Weifang Jiaweike Food Co., Ltd. as borrower was made on or about September 3, 2005. Since then, there have been a number of borrowings and repayments under identical terms between these parties.

	Unsecured, interest free loans, have no fixed repayment date. For working capital purposes. The management expects to receive the loan balance on demand in December 2009.

	Remedies available to the creditor are prescribed pursuant to the laws of the PRC.	$-	$25

Due from related companies shown under non-current assets on balance sheet		$-	$3,706,589

Loans from Companies in which Former Owner of PRC Yuhe Served as a Director

Weifang Hexing Breeding Co., Ltd, a company in which Mr. Gao Zhentao served as a director
The first oral loan agreement between Weifang Hexing Breeding Co., Ltd. as lender and PRC Yuhe as borrower was made on or about March 12, 2008. Since then, there have been a number of borrowings and repayments under identical terms between these parties.

	Unsecured, interest free loans, have no fixed repayment date. For working capital purposes.

	Remedies available to the creditor are prescribed pursuant to the laws of the PRC.	$-	$185,885

Others	Unsecured, interest free loan, has no fixed repayment date. For working capital purposes.	$1,208	$24,748

Due to related companies in which Former Owner of PRC Yuhe Served as a Director		$-	$210,633

Due to related companies shown under current liabilities on balance sheet		$1,208	$210,633

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of common stock and other of the Company’s equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file.

To our knowledge, the following required Section 16(a) forms during the fiscal years ended December 31, 2008 and 2009, were not filed:

•
Mr. Kunio Yamamoto failed to file a Form 3 upon his acquisition of beneficial ownership of greater than ten percent of our common stock and failed to file a Form 4 upon his sale of his beneficial ownership of greater than ten percent of our common stock;

•	Mr. Gao Zhentao failed to file a Form 3 upon his appointment as our chairman and chief executive officer;

•	Mr. Hu Gang failed to file a Form 3 upon his appointment as our chief financial officer;

•	Mr. Han Chengxiang failed to file a Form 3 upon his appointment as our director and chief production officer;

•	Mr. Jiang Yingjun failed to file a Form 3 upon his appointment as our chief accounting officer; and

•	Each of Mr. Peter Li, Mr. Liu Yaojun and Mr. Greg Huett failed to file a Form 3 upon their respective appointment to our board.

Mr. Kunio Yamamoto filed his Form 3 and Form 4 on July 28, 2010 and October 22, 2010, respectively. Mr. Gao Zhentao filed his Form 3 and Form 4 on October 14, 2010 and October 15, 2010, respectively.  Each of  Mr. Hu Gang, Mr. Han Chengxiang and Mr. Jiang Yingjun filed his respective Form 3 on October 14, 2010. Mr. Greg Huett filed his Form 3 on October 29, 2010. As of the date of this proxy statement, each of Mr. Peter Li and Mr. Liu Yaojun has not yet filed his respective Form 3.

EXECUTIVE COMPENSATION

Annual Compensation
Name and Principal Position	Year	Base Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Gao Zhentao (1) Chief Executive Officer	2009 2008	219,234 105,110	- -	- -	- -	- -	- -	- -	219,234 105,110

Han Chengxiang Chief Production Officer	2009 2008	17,518 17,518	- -	- -	- -	- -	- -	- -	17,518 17,518

Hu Gang (2) Chief Financial Officer	2009 2008	182,478 72,993	- -	- -	- 854,921	- -	- -	- -	182,478 972,914

Jiang Yiqiang Former Chief Financial Officer and current Chief Accounting Officer (3)	2009 2008	17,518 17,518	- -	- -	- -	- -	- -	- -	17,518 17,518

(1)	Gao Zhentao receives an annual salary in the sum of $8,000 from the Yuhe Group.
(2)
On June 13, 2008, the Company granted to Mr. Hu Gang an option to purchase 150,000 shares of the Company’s common stock at an exercise price of $3.708 per share for his three-year employment. The option shall vest in three equal annual installments beginning on June 13, 2009. The option granted to Mr. Hu Gang will expire on the fifth anniversary of the grant date and cease to vest if he ceases to be the Chief Financial Officer of the Company for any reason. Under the Black-Scholes method of valuation, the option has a value of approximately $854,921, which reflects the grant date fair value for financial statement reporting for awards of stock options in the year they were granted, and is not the actual amounts paid to or realized by Mr. Hu Gang during the fiscal 2008.  For assumptions used in computing the grant date fair value, see Note 21 to the Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2010.

(3)	Mr. Jiang served as the Chief Financial Officer of First Growth, later Yuhe International, Inc., from March 12, 2008 to June 13, 2008. He is now the Company’s Chief Accounting Officer.

Components of the Company’s Executive Compensation Program

The Company’s compensation objective is to ensure that executives are provided incentives and compensated in a way that advances both the Company’ short and long-term interests while also ensuring the Company’s ability to attract and retain executive management talent.

The Company approaches this objective through three key components, base salary, discretionary bonus and grant of options.

Base Salary. Base salaries for the Company’s executives are used to recognize the experience, skills, knowledge and responsibilities required of all the Company’s employees, including the Company’s executives. The 2008 base salary for each of the Company’s executive officers was based on the recommendation of the chief executive officer, and was based on his review of his business judgment and the assessment of the executive’s performance and is intended to be similar to salaries paid to executives at other companies in similar positions in Weifang, Shandong Province, China. The Company used Shandong Minhe Animal Husbandry Co., Ltd. as a benchmark for base salary. Shandong Minhe Animal Husbandry Co., Ltd. is located in Shandong Province and is one of the Company’s major competitors for sales of day-old broilers.

Base salaries are reviewed annually to confirm that they remain aligned with market levels after taking into account individual responsibilities, performance and experience.

Discretionary Annual Bonus. The Company’s board of directors has the authority to award discretionary annual bonuses to its executive officers, including the Company’s chief executive officer. Bonuses awarded were intended to compensate officers for achieving financial and operational goals, such as the business targets noted above, and for achieving individual annual performance objectives. These objectives vary depending on the individual, but relate generally to strategic factors such as the financial performance, results of operations, per share performance of the Company’s common stock and the level of responsibility of each individual’s position.

In 2008 and 2009 these objectives specifically include the individual’s contribution to the process of going public and revenue growth. The actual amount of discretionary bonus granted is determined following a review of each executive’s individual performance and contribution to the Company’s strategic goals conducted within three months following the end of the applicable fiscal year.

The Company’s Compensation Committee as established pursuant to its charter is responsible for the administration of all salary, bonus and incentive compensation plans for the Company’s officers and key employees.

Long-Term Incentive Plan Awards. The Company currently does not have a stock option plan, stock appreciation rights plan or other long-term incentive plans. The Company has granted options only to its Chief Financial Officer thus far. However, the Company is reviewing the arrangement to grant options to other senior executives. The Company may implement a long-term incentive plan in the future; however because of Chinese tax laws, the Company currently does not consider these types of awards desirable.

Defined Benefit or Actuarial Plan. The Company contributes 20% from an individual employee’s total amount of monthly salary to pension insurance as required under Shandong Province local labor regulations, which has been reflected in the summary compensation table above. Each employee contributes 8% from his total amount of monthly salary to the same government-sponsored program, although the Company withholds and pays such percentage on behalf of the employee. However, no benefits are determined by final compensation and years of service.

REPORT OF THE AUDIT COMMITTEE

Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent accountants. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.

Management has primary responsibility for the system of internal controls and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K for 2009, the Audit Committee:

•	reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2009 with the Company’s management and the independent accountants;

•
discussed with Child, Van Wagoner & Bradshaw, PLLC, the Company’s independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;

•
reviewed the written disclosures and the letter from Child, Van Wagoner & Bradshaw, PLLC required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the non-audit services performed by Child, Van Wagoner & Bradshaw, PLLC are compatible with maintaining their independence;

•
based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s 2009 Annual Report on Form 10-K for the fiscal year ended December 31, 2009 filed with the Securities and Exchange Commission; and

•	instructed the independent auditors that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE

Peter Li, Liu Yaojun, and Greg Huett.

Audit Committee’s Pre-Approval Policy

During fiscal year ended December 31, 2009, the Audit Committee of the Company’s Board of Directors adopted policies and procedures for the pre-approval of all audit and non-audit services to be provided by the Company’s independent auditor and for the prohibition of certain services from being provided by the independent auditor.  The Company may not engage its independent auditor to render any audit or non-audit service unless the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures.  On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent auditor during the fiscal year.  At the time such pre-approval is granted, the Audit Committee specifies the pre-approved services and establishes a monetary limit with respect to each particular pre-approved service, which limit may not be exceeded without obtaining further pre-approval under the policy.  For any pre-approval, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission on auditor independence.

Principal Accountant Fees and Services

The following table sets forth the aggregate fees for professional audit services rendered by Child, Van Wagoner & Bradshaw, PLLC, for the audit of the Company’s annual financial statements for the fiscal years 2009 and 2008 respectively, and fees billed for other services provided by Child, Van Wagoner & Bradshaw, PLLC for fiscal years 2009 and 2008. The Audit Committee has approved all of the following fees.

	Fiscal Year Ended
	2009	2008

Audit Fees	$154,412	$68,654
Audit related Fees	$48,529	$20,987
Tax Fees	$-	$-

Total Fees	$202,941	$89,641

PROPOSAL 1— ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will vote on the election of five directors to serve for a one-year term until the 2011 annual meeting of stockholders or until their respective successors are elected and qualified. The Board of Directors has unanimously approved the nomination of Gao Zhentao, Peter Li, Liu Yaojun, Greg Huett and Han Chengxiang for election to the Board of Directors. The nominees have indicated that they are willing and able to serve as directors. If any of these individuals becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. The Directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Stockholders do not have cumulative voting rights in the election of directors.

The Board of Directors recommends a vote “for” the election of Gao Zhentao, Peter Li, Liu Yaojun, Greg Huett and Han Chengxiang as directors.

Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards for the election of Gao Zhentao, Peter Li, Liu Yaojun, Greg Huett and Han Chengxiang.

PROPOSAL 2 — RATIFICATION OF INDEPENDENT AUDITORS

At the Annual Meeting, the stockholders will be asked to ratify and approve the appointment of Child, Van Wagoner & Bradshaw, PLLC or such other auditors as the Board of Directors deems fit as the Company’s independent auditors for the fiscal year ending December 31, 2010. Representatives of Child, Van Wagoner & Bradshaw, PLLC or such other auditors are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

The Board of Directors recommends a vote “for” the ratification and approval of the appointment of Child, Van Wagoner & Bradshaw, PLLC or such other auditors as the Board of Directors deems fit as the Company’s independent auditors for the fiscal year ending December 31, 2010.

SELECTED FINANCIAL DATA

The Securities and Exchange Commission allows us to “incorporate by reference” the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this proxy statement, and information that we file later with the Securities and Exchange Commission will automatically update and supersede previously filed information, including information contained in this document. We incorporate by reference the following sections of our Annual Report on Form 10-K for the fiscal year ended June 30, 2009, which we filed with the Securities and Exchange Commission on March 31, 2010 (the “Form 10-K”), as amended by Amendment No.1 on Form 10-K/A filed with the Securities and Exchange Commission on October 15, 2010 (the “Form 10-K/A”), which includes the information required by Item 13(a) of Schedule 14A: “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure,” “Quantitative and Qualitative Disclosures About Market Risk,” “Consolidated Financial Statements” and “Notes to Consolidated Financial Statements” of the Form 10-K and we incorporate by reference information required by Item 13(a) of Schedule 14A in documents subsequently filed (but not documents that are furnished, unless expressly incorporated by reference in such furnished document) by the Company with the Securities and Exchange Commission on or after the date of this document and before the Proxy deadline.

The Company’s 2009 Annual Report, including the Form 10-K (with exhibits) and Form 10-K/A, is being provided to shareholders with this Notice of 2009 Annual General Meeting of Stockholders and Proxy Statement. The Company’s Form 10-K and Form 10-K/A are also (and subsequently filed documents incorporated herein by reference will be) available on the website of the Securities and Exchange Commission at www.sec.gov.

OTHER MATTERS

As of the time of preparation of this proxy statement, neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this proxy statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

Under the rules of the Securities and Exchange Commission, stockholders who wish to submit proposals for inclusion in the proxy statement of the Board of Directors for the 2011 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at 301 Hailong Street Hanting District, Weifang, Shandong Province, The People’s Republic of China, on or before July 4, 2011.

By Order of the Board of Directors

/s/ Gao Zhentao
Gao Zhentao Chairman

Shandong, People's Republic of China
November 2, 2010

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

Yuhe International, Inc.

Proxy Solicited by the Board of Directors
for the Annual Meeting of Stockholders
to be held December 15, 2010

The undersigned hereby appoints Gao Zhentao and Gang Hu or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Yuhe International, Inc., the “Company”, to be held on December 15, 2010 (Wednesday) at 10:00 am, local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

1.            To elect Gao Zhentao, Peter Li, Liu Yaojun, Greg Huett and Han Chengxiang as directors, to hold office until the 2011 Annual Meeting of Stockholders or until their successors are elected and qualified, the nominees listed below:

☐	FOR All nominees listed (except as indicated below)	☐	WITHHOLD AUTHORITY to vote (as to all nominees)

To withhold authority to vote for any individual nominee, write the nominee’s name on the line provided below.

2.            To ratify and approve the appointment of Child, Van Wagoner & Bradshaw, PLLC or such other auditors as the Board of Directors deems fit as the Company’s independent auditors for the fiscal year ending December 31, 2010.

☐ For	☐	Against	☐	Abstain

D-1

The Board recommends that you vote FOR the above proposals. This proxy, when properly executed, will be voted in the manner directed above. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS. This proxy may be revoked by the undersigned at any time, prior to the time it is voted by any of the means described in the accompanying proxy statement.

Signature(s) of Stockholder(s)

Date and sign exactly as name(s) appear(s) on this proxy. If signing for estates, trusts, corporations or other entities, title or capacity should be stated. If shares are held jointly, each holder should sign.

Date:___________, 2010

PLEASE COMPLETE, DATE AND SIGN THIS PROXY
AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

D-2